ONCE-WEEKLY INTRAVENOUS ADMINISTRATION OF PEGZILARGINASE PRODUCES MARKED AND SUSTAINED REDUCTIONS IN PLASMA ARGININE LEVELS IN ADULTS WITH ARGINASE 1 DEFICIENCY: EARLY RESULTS FROM A PHASE 1/2 OPEN-LABEL STUDY OF PEGZILARGINASE

aeglea BIOTHERAPEUTICS

Roberto T. Zori[1], George A. Diaz[2], Kiran C. Patki[3], Susan E. Alters[3], Andreas Schulze[4], James E. Wooldridge[3]

[1]University of Florida, Gainesville, FL, USA; [2]Icahn School of Medicine at Mt. Sinai, New York City, NY, USA; [3]Aeglea BioTherapeutics, Austin, TX, USA; [4]The Hospital for Sick Children and University of Toronto, Toronto, ON, Canada

Poster # 132

Arginase 1 Deficiency



Protein Catabolism
Ammonia
NH3
Carbamoyl Phosphate
Citrulline
Aspartate
ASS1
Mitochondrion
Cytoplasm
Ornithine
UREA CYCLE
Argininosuccinate
Urea
ARG1
ASL
H2O
Arginine
GAA
GVA
NAA
ArgA
Fumarate

Figure modified from Blair NF, 2014.[4]

Arginase 1 Deficiency (ARG1-D)

- Progressive metabolic disease with significant morbidity and early mortality
- Typically presents in childhood with spasticity, neurocognitive impairment, seizures, growth delay, and hyperammonemic episodes[1,2]

ARG1-D Leads to:

- Elevated plasma arginine and related metabolites, which are responsible for spasticity, developmental delay, and seizures[1]
- Slowing of the urea cycle, which leads to elevated ammonia levels and hyperammonemic episodes in times of stress

Current Treatment Is Inadequate

- Dietary protein restriction is the best available therapy for lowering plasma arginine
- It is difficult to maintain plasma arginine below target guidelines and compliance is challenging, resulting in disease progression and early death[1,3]

Guanidino Compounds Are Markedly Elevated in ARG1-D



AGAT
GAA
Arginine
Gly
acetylation
transamination
α-NAA
α-K-δ-GVA
hydrogenation
ArgA

Figure modified from Deignan JL, 2008[2]

AGAT, arginine:glycine amidinotransferase; GAA, guanidinoacetic acid; α-NAA, α-N-acetylarginine (NAA); α-K-δ-GVA, α-K-δ-guanidinovaleric acid; ArgA, argininic acid.

Arginine and Arginine-Derived Metabolites Are Collectively Known As Guanidino Compounds (GCs)[1,2]

- GVA, ArgA, and NAA are markedly elevated in ARG1-D
- The potential relevance of these GCs on disease manifestations in ARG1-D is still unclear

Current Methods for Lowering Arginine and Other GCs Are Inadequate and Problematic[5,6]

- Although limited, literature suggests that diet-related reductions in plasma arginine are not always accompanied by consistent reductions in the plasma levels of other GCs
- The time course of reduction in some GCs appears slower than achieved reductions in arginine

Assays for Arginine and GCs

- Improved assays were developed and validated to:
  - Characterize inter-individual differences in arginine and GCs in ARG1-D patients
  - Assess the relationship between arginine and other GCs to disease manifestations
  - Confirm reduction in plasma arginine with pegzilarginase is accompanied by reductions in plasma levels of other GCs
- Methodology
  - Blood for arginine quantitation is collected directly into a tube containing the arginase inhibitor Nor-NOHA to inhibit pegzilarginase
  - Glacial acetic acid is added to collected plasma (2% vol/vol) to inactivate pegzilarginase
  - Arginine, NAA, GVA, and ArgA are quantitated by LC-MS/MS

Phase 1/2 Open-Label Study of Pegzilarginase in ARG1-D



CAEB1102-101A
CAEB1102-102A
Part 1
Single Ascending Dose
Part 2
Repeat Dose
Open-Label Extension
0.06 mg/kg IV
0.03 mg/kg IV
0.015 mg/kg IV
Weekly x 8 doses
Weekly up to 3 years

Treatment

- Pegzilarginase (AEB1102) is a pegylated, cobalt-substituted, recombinant human arginase 1
- IV infusions are administered as:
  - Single ascending doses every 2 weeks (Part 1)
  - Repeated doses once weekly (Part 2)

Population

- ≥10 patients
- ≥2 years of age
- Diagnosis of ARG1-D
  - Hyperargininemia
  - Arginase 1 activity
  - Mutation

Objectives

- Safety and tolerability
- Effect on plasma arginine and other GC levels
- Pharmacokinetics (PK)
- Baseline and follow-up neuromotor, neurocognitive, developmental, and quality-of-life (QOL) measures

Safety

- Part 1 single ascending dose: related adverse events (AEs)
  - No related AEs in 2 adult patients
  - Moderate facial flushing, facial puffiness, and throat tightening in pediatric patient during dose 2
    - Infusion completed at slower rate after dose interruption, diphenhydramine, and IV steroids without further AEs
    - Pre-dose 2 sample positive for anti-PEG ADA; post-reaction sample for IgE was negative
    - Subsequent doses in Part 2 administered at a slower infusion rate after corticosteroid premedication and without infusion-associated reaction
- Part 2 repeat dose: related AEs
  - Mild pruritus (2)
  - Mild dry skin (2)
- 48 subjects enrolled to oncology trials have been tested for ADA
  - At baseline, 3 subjects were positive for PEG and 1 for core pegzilarginase ADA prior to receiving pegzilarginase
  - Another patient was positive to core pegzilarginase after 4 doses but was negative at end of study
- No anaphylaxis or hypersensitivity reactions were observed in 61 subjects treated with pegzilarginase in oncology trials

Plasma Arginine Reduction Following Single Doses of Pegzilarginase (Part 1)



Reported Plasma Arginine Levels for ARG1-D
Mean 479 µM (Range: 256-799 µM)[7]
Arginine (µmol/L)
Days From Dose
Dose (mg/kg)
Patient
0.015
0.03
0.06
Patient 1
Patient 2
Patient 3
Hollow symbols indicate pre-dose assessments
Arginine normal limits 40-115
*Plasma arginine following development of ADA.

Demographics and Baseline Disease Characteristics

Demographics/ Mutation	Neuromotor/ Neurocognitive	Baseline Arginine and Guanidino Compounds		Disease Management
Patient 1 • 25 years old • White, female • Homozygous C.466-1G>C	• Impaired mobility • Severe spasticity • Seizures • Developmental delay • Not employed; completed high school with special education	• Arginine, µmol/L • Part 1: 390 • Part 2: 306	• GCs, µmol/L • Part 2 GVA: 10.7 • Part 2 ArgA: 6.83 • Part 2 NAA: 0.63	• Protein restriction and EAA supplementation • Glycerol phenylbutyrate • Gastrostomy at ~2 years of age with gastrostomy tube removal ~2 months prior to first dose in Part 1
Patient 2 • 24 years old • White, female • Homozygous C.466-1G>C	• Ambulatory • Moderate spasticity • Seizures • Developmental delay • Not employed; completed high school with special education	• Arginine, µmol/L • Part 1: 249 • Part 2: 263	• GCs, µmol/L • Part 2 GVA: 5.02 • Part 2 ArgA: 3.08 • Part 2 NAA: 0.51	• Protein restriction and EAA supplementation • Glycerol phenylbutyrate
Patient 3 • 17 years old • White, male • Homozygous C.466-1G>C	• Ambulatory • Moderate spasticity • No seizures • Developmental delay	• Arginine, µmol/L • Part 1: 409 • Part 2: 459	• GCs, µmol/L • Part 1 GVA: 3.77 • Part 1 ArgA: 2.40 • Part 1 NAA: 1.76	• Protein restriction and EAA supplementation • Glycerol phenylbutyrate

EAA = essential amino acids.

Plasma Arginine Reduction Following Repeat Doses of Pegzilarginase (Part 2)



Pre-Dose Values for 8 Doses
Arginine (µmol/L)
Weeks From Dose 1
7-Day Profile After Dose 1
7-Day Profile After Dose 8
Days From Dose
Patient 1
Patient 2
Pre-dose
Post-dose
Arginine Normal limits 40-115
Dose 4 delayed 1 week due to weather

Arginine and Pre-Dose GC* Levels During Part 2



Arginine
Arginine (µmol/L)
Before first dose
After first dose
Normal limits 40-115
Baseline
Pre-Dose (Wk 2-7)
Post-Dose
GVA (µmol/L)
ArgA (µmol/L)
NAA (µmol/L)
Weeks From First Dose in Part 2
Patient 1
Patient 2
Pre-dose sample
Dose 4 delayed 1 week due to weather
Upper limit of normal
*Note: All graphed GC values are from pre-dose samples.

Summary

- Repeated weekly IV dose of 0.04 mg/kg of pegzilarginase resulted in sustained lowering of plasma arginine into the normal range in 2 adults with ARG1-D
- Infusions were well tolerated with the exception of a single infusion-associated reaction in a pediatric patient
  - Patient continues on study in Part 2 with premedication and slower infusion rate
  - No infusion-associated reactions have been observed to date in more than 60 patients in oncology studies with pegzilarginase
- The development of improved assays for a range of arginine-derived metabolites has demonstrated that:
  - Baseline GVA, ArgA, and NAA are elevated
  - Pegzilarginase induces rapid and sustained reductions in plasma GCs in addition to arginine
- The effects of pegzilarginase in patients on SOC therapy provide an opportunity to evaluate the clinical benefits of sustained reduction of plasma arginine into the normal range with longer-term dosing

References 1. De Deyn P, Marescau B, Qureshi I, Mori A, eds. Hyperargininemia: a treatable inborn error of metabolism? In: *Guanidino Compounds in Biology and Medicine 2*. London: John Libbey & Co. Ltd; 1997. 2. Deignan JL, Marescau B, Livesay JC, et al. Increased plasma and tissue guanidino compounds in a mouse model of hyperargininemia. *Mol Genet Metab*. 2008;93(2):172-8. 3. Häberle J, Boddaert N, Burlina A, et al. Suggested guidelines for the diagnosis and management of urea cycle disorders. *Orphanet J Rare Dis*. 2012;7:32. 4. Blair NF, Cremer PD, Tchan MC. Urea cycle disorders: a life-threatening yet treatable cause of metabolic encephalopathy in adults. *Pract Neurol*. 2015;15(1):45-8. 5. Marescau B, De Deyn PP, Lowenthal A, et al. Guanidino compound analysis as a complementary diagnostic parameter for hyperargininemia: follow-up of guanidino compound levels during therapy. *Pediatr Res*. 1990;27(3):297-303. 6. Crombez EA, Cederbaum SD. Hyperargininemia due to liver arginase deficiency. *Mol Genet Metab*. 2005;84:243-51. 7. Huemer M, Carvalho DR, Brum JM, et al. Clinical phenotype, biochemical profile, and treatment in 19 patients with arginase 1 deficiency. *J Inherit Metab Dis*. 2016;39(3):331-40.

Support This study was funded by Aeglea BioTherapeutics, Inc.

Disclosures KCP, SEA, and JEW are employees of and have an equity interest in Aeglea BioTherapeutics, Inc.

Presented at the 2018 Annual Meeting of The Society for Inherited Metabolic Disorders – March 11–14, 2018 | San Diego, CA